New standards and interpretations adopted in the current year	12 Months Ended
Dec. 31, 2019
Disclosure of changes in accounting policies, accounting estimates and errors [Abstract]
New standards and interpretations adopted in the current year
45 New standards and interpretations adopted in the current year

This note explains the impact of the adoption of IFRS 16 “Leases” and IFRIC 23 “Uncertainty over Income Tax Treatments” on the Group's financial statements. The new accounting policies applied from 1 January 2019 are set out in note 1. Our previous accounting policy on current tax is included below. In addition, the Group early adopted "Amendments to IFRS 9, IAS 39 and IFRS 7 - Interest rate benchmark reform" and applied it retrospectively; an explanation of our adoption of these amendments is given below. The adoption of “Amendments to IAS 19 - Plan Amendment, Curtailment or Settlement” and other minor changes to IFRS applicable to 2019 did not have a significant impact on the Group's financial statements.
The impact on Equity attributable to owners of Rio Tinto as at 1 January 2019 from the adoption of IFRS 16 and IFRIC 23 is as follows:

US$m
Equity attributable to owners of Rio Tinto at 31 December 2018	43,686
IFRS 16 net impact from recognising lease liabilities, right of use assets and other items after tax	(69)
IFRIC 23 recognition of provisions for uncertain tax positions on a weighted average basis	(44)
Restated equity attributable to owners of Rio Tinto as at 1 January 2019	43,573

IFRS 16 “Leases”

The Group implemented the standard as at 1 January 2019. For contracts in place at this date, the Group continued to apply its existing definition of leases under the previous standards, IAS 17 “Leases” and IFRIC 4 “Determining Whether an Arrangement Contains a Lease” (“grandfathering”), instead of reassessing whether existing contracts were or contained a lease at the date of application of the new standard.
For transition, as permitted by IFRS 16, the Group applied the modified retrospective approach to existing operating leases which are capitalised under the new standard (i.e. retrospectively, with the cumulative effect recognised at the date of initial application as an adjustment to the opening balance of retained earnings with no restatement of comparative information in the financial statements). For existing finance leases, the carrying amounts before transition represented the 31 December 2018 values assigned to the right of use asset and lease liability.

45 New standards and interpretations adopted in the current year continued
The Group made the following additional choices, as permitted by IFRS 16, for existing operating leases:

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not to bring leases with 12 months or fewer remaining to run as at 1 January 2019 (including reasonably certain options to extend) on balance sheet. Costs for these items continue to be expensed directly to the income statement.

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for all leases, the lease liability was measured at 1 January 2019 as the present value of any future lease payments discounted using the appropriate incremental borrowing rate. The carrying value of the right of use asset for property, vessels and certain other leases was generally measured as if the lease had been in place since commencement date. For all other leases the right of use asset was measured as equal to the lease liability and adjusted for any accruals or prepayments already on the balance sheet. The Group also excluded any initial direct costs (eg legal fees) from the measurement of the right of use assets at transition.

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an impairment review was required on right of use assets at initial application of the standard. The Group elected to rely on its onerous lease assessments under IAS 37 “Provisions, Contingent Liabilities and Contingent Assets”, as at 31 December 2018 as permitted by IFRS 16. Any existing onerous lease provisions were adjusted against the right of use asset carrying value upon transition.

–	to apply the use of hindsight when reviewing the lease arrangements for determination of the measurement or term of the lease under the retrospective option.

–	to separate non-lease components from lease components for vessels and properties for the first time as part of the transition adjustment.

–	in some cases, to apply a single discount rate to a portfolio of leases with reasonably similar characteristics.
The impact of transition to IFRS 16 on the Group’s balance sheet at 1 January 2019 is an increase in lease liabilities (debt) of US$1,248 million, an increase in right of use assets and net investments in leases of US$1,067 million, net adjustments to other assets and liabilities of US$110 million, and a charge of US$69 million to retained earnings.
The weighted average incremental borrowing rate applied to the Group’s lease liabilities recognised on the balance sheet at 1 January 2019 is 4.7%.
The most significant differences between the Group’s undiscounted non-cancellable operating lease commitments of US$1,717 million at 31 December 2018 and lease liabilities upon transition of US$1,292 million are set out below:

US$m
Operating lease commitments reported as at 31 December 2018 under IAS 17	1,717
Exclude/deduct
Leases expiring in 12 months or fewer	(130)
Committed leases not commenced (undiscounted)	(133)
Components excluded from the lease liability (undiscounted)	(169)
Include/add
Cost of reasonably certain extensions (undiscounted)	324
Other	103
Sub total	1,712
Effect of discounting on payments included in the calculation of the lease liability (excluding finance lease balances)	(420)
Lease liability opening balance reported as at 1 January 2019 under IFRS 16	1,292

The Group’s activities as a lessor are not material and hence there is not a significant impact on the financial statements on adoption of IFRS 16. As the Group has some property sub lease arrangements, these were reassessed for classification purposes as operating or finance leases at transition.
The Group has implemented a lease accounting system which is used for the majority of the Group’s leases. A separate contract-linked system is in use for the Group’s shipping leases.
Contracts signed, or amended, after 1 January 2019 are assessed against the lease identification criteria under IFRS 16. To date, this has not had a significant impact on the number of contracts deemed to be leases compared with assessments of similar arrangements under IAS 17. Practical application of IFRS 16 continues to develop and the Group continues to monitor this.
EBITDA, as disclosed in the Financial Information by Business Unit on page 252, increased as the operating lease cost previously charged against EBITDA under IAS 17 has been replaced under IFRS 16 with charges for depreciation and interest which are excluded from EBITDA (although included in earnings). Short-term, low value and variable leasing costs and non-lease components associated with vessels and property continue to be charged against EBITDA.
Operating cash flows increased under IFRS 16 as the element of cash paid attributable to the repayment of principal is included in financing cash flow. The net increase/decrease in cash and cash equivalents remains unchanged.

IFRIC 23 “Uncertainty over Income Tax Treatments”
IFRIC 23 changed the method of calculating provisions for uncertain tax positions. The Group previously recognised provisions based on the most likely amount of the liability, if any, for each separate uncertain tax position. The interpretation requires a probability weighted average approach to be taken in situations where there is a wide range of possible outcomes. For tax issues with a binary outcome, the most likely amount method remains in use.
The Group has implemented the interpretation retrospectively, with the cumulative impact of application recognised at 1 January 2019 without restatement of comparatives. The effect of this was an increase to provision for uncertain tax positions of US$44 million. Upon implementation of IFRIC 23, the Group changed its accounting policy for current tax to reflect adoption of the probability weighted approach. The current year policy is shown in note 1(n) of the principal accounting policies section. The prior period accounting policy is set out below:
Current tax is the tax expected to be payable on the taxable income for the year calculated using rates that have been enacted or substantively enacted at the balance sheet date. It includes adjustments for tax expected to be payable or recoverable in respect of previous periods. Where the amount of tax payable or recoverable is uncertain, Rio Tinto establishes provisions based on the Group’s judgment of the most likely amount of the liability, or recovery.
Implementation of the interpretation did not result in any changes to the Group’s accounting policy for deferred tax.
Amendments to IFRS 9, IAS 30 and IFRS 7 - Interest rate benchmark reform
These amendments allow temporary relief from applying specific hedge accounting requirements to hedging arrangements directly impacted by reform of the London Interbank Offered Rate (LIBOR) and other benchmark interest rates (collectively “IBOR reform”).
Financial authorities have asked market participants to complete the transition to alternative Risk Free Rates (RFR) by the end of 2021. The Group has established a multidisciplinary working group to prepare and implement Rio Tinto’s IBOR transition plan. This working group is currently assessing the potential impact of IBOR reform by reviewing contracts which reference IBOR; the transition plan includes the updating of policies, systems and processes in order to manage changes required to contracts impacted by IBOR reform within the specified time frame.
Based on our initial assessment we expect that the most significant impact on the Group's hedging arrangements will arise from reform of US LIBOR. It is anticipated that the Secured Overnight Financing Rate (SOFR) benchmark rate, recommended by the Alternative Reference Rates Committee, will be widely adopted by market participants and in practice will replace US LIBOR by the end of 2021.
The main differences between LIBOR and SOFR at present are that:

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LIBOR is an unsecured rate at which banks borrow from one another, adjusted for bank counterparty credit risk, whereas SOFR is a secured risk free rate based on the repo financing of US treasury securities and,

–	LIBOR has multiple maturities whereas SOFR is an overnight rate. Currently SOFR does not have a term reference rate.
The amendments to IFRS were applied retrospectively to hedging arrangements in place at the start of the reporting period or designated as hedges during the period. Application of the temporary reliefs mean that IBOR reform does not result in termination of hedging relationships referencing an IBOR during the anticipated period of IBOR-related uncertainty.
The principal relief which the Group has applied to its hedging portfolio is in the assumption that:

–	US LIBOR remains a separately identifiable component for the duration of the hedge; and

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the US LIBOR rates referenced by fixed-to-floating rate swaps in fair value hedge relationships do not change as the result of IBOR reform, preserving the economic relationship and allowing the related hedges to remain effective.

Post 2019, termination of the reliefs may be triggered by a number of factors but is, in the Group’s view, most likely to result from the removal of uncertainty attributable to the reform, namely upon industry and / or regulatory acceptance of an alternative RFR.
The Group’s interest rate risk exposure and hedging strategy, including notional values of fixed-rate borrowings swapped to US dollar rates in fair value hedge relationships, are described further in note 30 B (v); hedge ineffectiveness continues to be recorded in the income statement.
At 31 December 2019, the Group does not have any derivative arrangements designated as cash flow hedges, which are expected to be impacted by IBOR reform.
In addition to the above, the Group has a number of arrangements not in hedge relationships, which reference IBOR benchmarks and extend beyond 2021; these include third party borrowings relating to the Oyu Tolgoi LLC project finance facility and other secured loans (refer to note 22), a number of intragroup balances, and certain commercial contracts. Other arrangements which currently reference IBOR benchmarks include accessible revolving lines of credit (refer to note 30 A (b)), and shareholder loan facilities.
Formal IFRS guidance on accounting for the potential impact of IBOR reform is expected to develop further during 2020 and the Group will continue to monitor this.
Adoption of new standards in 2018 - IFRS 9 “Financial Instruments” and IFRS 15 “Revenue from contracts with customers”
At 1 January 2018 the Group implemented IFRS 9 “Financial Instruments” and IFRS 15 “Revenue from contracts with customers” which impacted the opening balances of the Group's financial statements as at 1 January 2018. Comparative information for the year ended 31 December 2017 has been prepared in accordance with the provisions of IAS 39 “Financial Instruments: Recognition and Measurement” that related to the recognition, classification and measurement of financial assets and financial liabilities; de-recognition of financial instruments; impairment of financial assets; and hedge accounting, and IAS 18 “Revenue”, which IFRS 9 and IFRS 16 respectively replaced.